UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2017

JOHNSON CONTROLS INTERNATIONAL PLC __________________________________________
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
______________________________________ (State or other jurisdiction	____________________ (Commission File Number)	____________________________ (I.R.S. Employer
of incorporation)		Identification Number)

One Albert Quay Cork, Ireland
_____________________________________________________________ (Address of principal executive offices)

Registrant’s telephone number, including area code: 353-21-423-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On February 1, 2017, Johnson Controls International plc (the "Company") issued a press release containing information about the Company’s results of operations for the three months ended December 31, 2016. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this item 2.02.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release issued by Johnson Controls International plc, dated February 1, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

February 1, 2017	By:	/s/ Suzanne M. Vincent
		Name:	Suzanne M. Vincent
		Title:	Vice President and Corporate Controller